UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 5, 2010

LUCKY BOY SILVER CORP.
(Exact name of registrant as specified in its charter)

Wyoming	333-146675	26-0665441
(State or Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5466 Canvasback Rd., Blaine, WA 98230
(Address and telephone number of principal executive office)

Registrant’s telephone number, including area code:  (702) 839-4029

SIERRA VENTURES, INC.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 5, 2010 we filed an Amendment to Articles with the Wyoming Secretary of State and changed our name from “Sierra Ventures Inc.” to “Lucky Boy Silver Corp.”  We changed the name of our company to better reflect the direction and business of our company.

Item 7.01  Regulation FD Disclosure

The name change became effective with the Over-the-Counter Bulletin Board at the open of business on March 31, 2010. Our new symbol is LUCB and our new CUSIP is 549517 100.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

3.3	Amendment to Articles filed with the WY Secretary of State on February 5, 2010

3.4	Certificate of Name Change filed with the WY Secretary of State on February 5, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIERRA VENTURES, INC.

Per:

/s/ Ken Liebscher

Ken Liebscher
President and Chief Executive Officer
March 30, 2010

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